UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

SCHEDULE 14A

_____________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ShoulderUp Technology Acquisition Corp.
(Name of Registrant as Specified In Its Charter)

________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SHOULDERUP TECHNOLOGY ACQUISITION CORP.
125 Townpark Drive, Suite 300
Kennesaw, GA 30144
(970) 924-0446

To the Stockholders of ShoulderUp Technology Acquisition Corp.:

You are cordially invited to attend the Annual Meeting of Stockholders of ShoulderUp Technology Acquisition Corp. on December 28, 2023 at 10:00 a.m. Eastern Time. The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Annual Meeting online, vote and submit your questions during the Annual Meeting by visiting https://www.cstproxy.com/shoulderupacquisition/am2023. If you plan to attend the virtual online Annual Meeting, you will need the control number found on your proxy card, voting instruction form or notice.

Information regarding each of the matters to be voted on at the Annual Meeting is contained in the attached Proxy Statement and Notice of Annual Meeting of Stockholders. We urge you to read the proxy statement carefully. The proxy statement and proxy card will be mailed to all stockholders of record on or about December 14, 2023.

Your vote is very important, regardless of the number of shares of our voting securities that you own. Whether or not you expect to attend the virtual Annual Meeting, please vote as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. Only stockholders who held shares at the close of business on the record date, December 12, 2023, may vote at the Annual Meeting. As an alternative to voting online during the Annual Meeting, you may vote in advance of the Annual Meeting, via the Internet, by telephone, or by signing, dating and returning the proxy card. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

We look forward to seeing you virtually on December 28, 2023.

Very truly yours,

Shoulderup Technology Acquisition Corp.
By:	/s/ Phyllis Newhouse
Phyllis Newhouse
Chief Executive Officer and Director

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders to be Held on December 28, 2023:
Electronic Copies of the Proxy Statement and our 2022 Annual Report on Form 10-K are available at
https://www.cstproxy.com/shoulderupacquisition/am2023

SHOULDERUP TECHNOLOGY ACQUISITION CORP.
125 Townpark Drive, Suite 300
Kennesaw, GA 30144
(970) 924-0446

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 28, 2023

TO THE STOCKHOLDERS OF SHOULDERUP TECHNOLOGY ACQUISITION CORP.:

NOTICE IS HEREBY GIVEN that the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of ShoulderUp Technology Acquisition Corp. (the “Company”) will be held on December 28, 2023, at 10:00 a.m. Eastern Time. The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Annual Meeting online, vote and submit your questions during the Annual Meeting by visiting https://www.cstproxy.com/shoulderupacquisition/am2023. If you plan to attend the virtual online Annual Meeting, you will need the control number found on your proxy card, voting instruction form or notice.

At the Annual Meeting, the items of business to be voted on are:

1.      To elect two Board nominees to serve as the Class I Director, to serve until the 2026 annual meeting of stockholders of the Company or until such person’s successor is qualified and elected.

2.      To ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

3.      To approve an amendment to the Company’s amended and restated certificate of incorporation to allow for the right of a holder of Class B common stock of the Company to convert its shares of Class B common stock into shares of Class A common stock on a one-to-one basis at any time and from time to time at the election of the holder.

4.      To approve an amendment to the Company’s investment management trust agreement, dated as of November 16, 2021 to allow Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of consummation of a business combination and liquidation of the Company.

5.      To transact any other business that is properly brought before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record of the Company at the close of business on December 12, 2023 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. A complete list of these stockholders will be open for the examination of any stockholder of record at the Company’s principal executive offices located at 125 Townpark Drive, Suite 300, Kennesaw, GA 30144 for a period of ten days prior to the Annual Meeting. The list will also be available for the examination of any stockholder of record present at the Annual Meeting.

The Annual Meeting may be adjourned or postponed from time to time without notice other than by announcement at the meeting. This Notice of Annual Meeting of Stockholders and proxy statement, along with a proxy card, was first mailed on or about December 14, 2023 to our stockholders of record as of the Record Date. These materials are also available electronically at https://www.cstproxy.com/shoulderupacquisition/am2023.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED.

By Order of the Board of Directors, ShoulderUp Technology Acquisition Corp.
/s/ Phyllis Newhouse
Kennesaw, Georgia	Phyllis Newhouse
December 14, 2023	Chief Executive Officer and Director

i

SHOULDERUP TECHNOLOGY ACQUISITION CORP.

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 28, 2023

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

WHY DID YOU SEND ME THIS PROXY STATEMENT?

This proxy statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of ShoulderUp Technology Acquisition Corp., a Delaware corporation, for use at the Annual Meeting of ShoulderUp Technology Acquisition Corp. ’s stockholders to be held on December 28, 2023, at 10:00 a.m., Eastern Time, and at any adjournments or postponements of the Annual Meeting. The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Annual Meeting online, vote and submit your questions during the Annual Meeting by visiting https://www.cstproxy.com/shoulderupacquisition/am2023. If you plan to attend the virtual online Annual Meeting, you will need the control number found on your proxy card, voting instruction form or notice.

This proxy statement summarizes the information you need to make an informed vote on the proposals to be considered at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card using the envelope provided. The terms “ShoulderUp,” “Company,” “we,” or “our” refer to ShoulderUp Technology Acquisition Corp.

WHAT PROPOSALS WILL BE ADDRESSED AT THE ANNUAL MEETING?

We will address the following proposals at the Annual Meeting:

1.      To elect two Board nominees to serve as the Class I Director, to serve until the 2026 annual meeting of stockholders of the Company or until such person’s successor is qualified and elected.

2.      To ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

3.      To approve an amendment to the Company’s amended and restated certificate of incorporation (the “Charter”) to allow for the right of a holder of Class B common stock of the Company to convert its shares of Class B common stock into shares of Class A common stock on a one-to-one basis at any time and from time to time at the election of the holder (the “Founder Share Amendment” and such proposal, the “Founder Share Amendment Proposal”).

4.      To approve an amendment to the Company’s investment management trust agreement, dated as of November 16, 2021 (the “Trust Agreement”) to allow Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of consummation of a business combination and liquidation of the Company (the “Trust Amendment” and such proposal, the “Trust Amendment Proposal”).

5.      To transact any other business that is properly brought before the Annual Meeting or any adjournment or postponement thereof.

WHO MAY VOTE ON THESE PROPOSALS?

We will send this proxy statement, the attached Notice of Annual Meeting and the enclosed proxy card on or about December 14, 2023 to all stockholders as of December 12, 2023 (the “Record Date”). Stockholders who owned shares of our common stock at the close of business on the Record Date are entitled to vote at the Annual Meeting on all matters properly brought before the Annual Meeting.

On the Record Date, we had 13,785,568 shares of issued and outstanding common stock entitled to vote at the Annual Meeting.

HOW MANY VOTES DO I HAVE?

Each share of common stock is entitled to one vote on each matter presented at the Annual Meeting. Cumulative voting is not permitted.

WHY WOULD THE ANNUAL MEETING BE POSTPONED?

The Annual Meeting will be postponed if a quorum is not present on December 28, 2023. The presence in person or by proxy of at least a majority of our common stock outstanding as of the Record Date will constitute a quorum and is required to transact business at the Annual Meeting. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained.

Abstentions and broker non-votes are treated as shares present or represented at the meeting, but are not counted as votes cast. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers (broker non-votes) are not considered to be “entitled to vote” on that matter and are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that matter, but they are counted as present for the purposes of determining the existence of a quorum at the Annual Meeting.

Additionally, we may elect to postpone the Annual Meeting if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 3.

HOW DO I VOTE BY PROXY?

Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting and vote at the meeting.

If you properly fill in your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors (the “Board”) as follows:

1.      FOR the election of the Board’s nominees to serve as the Class I Director, to serve until the 2026 annual meeting of stockholders of the Company or until such person’s successor is qualified and elected.

2.      FOR ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the year ending December 31, 2024.

3.      FOR approval of an amendment to the Founder Share Amendment Proposal.

4.      FOR approval of the Trust Amendment Proposal.

5.      In their discretion, upon such other matters as may property come before the meeting.

If any other matters are presented, your proxy will vote in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this proxy statement.

MAY I REVOKE MY PROXY?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in three ways:

1.      You may send in another proxy with a later date.

2.      You may notify us in writing (or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Annual Meeting that you are revoking your proxy.

3.      You may vote at the Annual Meeting.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

Proposal 1: Election of Directors.

A plurality of the eligible votes cast is required to elect the director nominees, and as such, the nominees who receive the greatest number of “FOR” votes cast by stockholders, entitled to vote at the meeting, will be elected as a Class I Director. A nominee who receives a plurality means he or she has received more “FOR” votes than any other nominee for the same director’s seat. Broker non-votes will have no effect on this proposal.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm.

The approval of Proposal 2 requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal. We believe this proposal will be considered to be a “routine” matter and, accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other agent that holds your shares, your broker, bank or other agent has discretionary authority to vote on this proposal.

Proposal 3: To Approve The Founder Share Amendment Proposal.

The approval of Proposal 3 requires the affirmative vote of a majority of the outstanding shares present in person or by proxy and entitled to vote on the matter. Broker non-votes and abstentions will be counted as votes against the proposal.

Proposal 4: To Approve the Trust Amendment Proposal.

The approval of Proposal 4 requires the affirmative vote of sixty-five percent of the shares present in person or by proxy and entitled to vote on the matter. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

Other Business That Is Properly Brought Before the Annual Meeting

If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares in its discretion on routine matters. For purposes of the appointment of WithumSmith+Brown, PC, abstentions are not considered votes cast and will have no effect on the outcome of this proposal. (The ratification of the appointment of auditors is considered a “routine” matter under The New York Stock Exchange (“NYSE”) rules for which brokers, banks, nominees or other record holders have discretionary authority to vote without receiving instructions from the beneficial owner of the shares.) However, absent your instructions, the record holder will not be permitted to vote your shares on a non-routine matter, which are referred to as “broker non-votes”, properly brought before the meeting. Broker non-votes (shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients) are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that proposal, but will be counted in determining whether there is a quorum present.

ARE THERE ANY RIGHTS OF APPRAISAL?

The Board of Directors is not proposing any action for which the laws of the State of Delaware, our certificate of incorporation or our bylaws provide a right of a stockholder to obtain appraisal of such stockholder’s shares.

WHO BEARS THE COST OF SOLICITING PROXIES?

We will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution.

We have not engaged anyone to assist in the solicitation of proxies for the Annual Meeting, but our directors and officers may solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

WHERE ARE THE COMPANY’S PRINCIPAL EXECUTIVE OFFICES?

The principal executive offices of the Company are located at 125 Townpark Drive, Suite 300, Kennesaw, GA 30144 and our telephone number is (215) 543-6886.

HOW CAN I OBTAIN ADDITIONAL INFORMATION ABOUT THE COMPANY?

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website that contains reports, proxy and information statements and other information regarding companies, including ShoulderUp, that file electronically with the SEC. The SEC’s website address is www.sec.gov.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of the record date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the Company’s common stock, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our executive officers and directors that beneficially owns shares of common stock; and

•        all our officers and directors as a group.

As of the record date, there were 13,784,568 shares of common stock issued and outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock(2)
Executive Officers and Directors:
Phyllis Newhouse(3)(4)	11,800,000	85.6%
Rashaun Williams	—	—
Lauren Anderson	—	—
Danelle Barrett	—	—
Shawn Henry	—	—
Janice Bryant Howroyd	—	—
Stacey Abrams	—	—
All executive officers and directors as a group (nine individuals)	11,800,000	85.6%
Five Percent Holders:
ShoulderUp Technology Sponsor LLC(3)(4)	11,800,000	85.6%

____________

*        Less than one percent

(1)      Unless otherwise indicated, the business address of each of the following is 125 Townpark Drive, Suite 300, Kennesaw, Georgia 30144.

(2)      Interests consist of founder shares, classified as Class B common stock, and private placement shares after the initial public offering. Such shares will automatically convert into shares of Class A common stock upon the consummation of the initial business combination on a one-for-one basis, subject to adjustment as described therein. In connection with the Company’s extension of the deadline by which it has to consummate a business combination, on April 5, 2023, the Company and its Sponsor, entered into certain agreements with one or more third parties (the “Non-Redeeming Stockholders” in exchange for the Non-Redeeming Stockholders agreeing not to redeem the Company’s Public Shares at the April 2023 special meeting of stockholders called by the Company at which the Founder Share Amendment Proposal was approved (the “Non-Redemption Agreements”). The Non-Redemption Agreements provide for the allocation of up to 1,000,000 Founder Shares to the Non-Redeeming Stockholders, which shares will be transferred to the Non-Redeeming Stockholders at the closing of a Business Combination, among satisfaction of other conditions; however, subsequent to the April 2023 special meeting of stockholders, the Non-Redeeming Stockholders may elect to redeem any Public Shares held.

(3)      ShoulderUp Technology Sponsor LLC, our sponsor, is the record holder of the shares reported herein. Phyllis Newhouse, our Chief Executive Officer, is the managing member of our sponsor and has voting and investment discretion with respect to the common stock held of record by our sponsor. By virtue of these relationships, Phyllis Newhouse may be deemed to have beneficial ownership of the securities held of record by our sponsor. Each of our officers, directors and advisors is, directly or indirectly, a member of our sponsor or have direct or indirect economic interests in our sponsor, and each of them disclaims any beneficial ownership of any shares held by our sponsor except to the extent of his or her ultimate pecuniary interest.

(4)      Includes 1,350,000 shares of Class A common stock underlying Private Placement Units.

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

Directors and Executive Officers

The following table sets forth the names and ages of all of our directors and executive officers as of December 14, 2023, except as specifically stated below. Our officers are appointed by, and serve at the pleasure of, the Board of Directors.

Name	Age	Position
Shawn Henry	61	Chairman of the Board of Directors
Phyllis Newhouse	61	Chief Executive Officer and Chairman
Rashaun Williams	44	Chief Financial Officer and Director
Lauren Anderson	66	Director
Danelle Barrett	56	Director
Janice Bryant Howroyd	71	Director
Stacey Abrams	50	Director

Set forth below is biographical information about each of the individuals named in the tables above:

Phyllis Newhouse has served as our Chief Executive Officer since inception. Ms. Newhouse is known as a pioneer in cybersecurity. Ms. Newhouse is an entrepreneur, retired military senior non-commissioned officer, mentor, founder and Chief Executive Officer of XtremeSolutions, Inc., an Atlanta-based cybersecurity firm (“XSI”), and a Director of Heliogen, Inc, a provider of AI-enabled concentrated solar power. While serving in the United States Army on various assignments, Ms. Newhouse focused on national security and worked on several projects, which outlined the Cyber Espionage Task Force. After her service in the army, Ms. Newhouse founded XSI in 2002, which offers a wide range of IT expertise and provides industry leading, state-of-the-art information technology and cybersecurity services and solutions. XSI has employees in 42 states, with 40% of its workforce made up of veterans. In 2019, Ms. Newhouse founded ShoulderUp, a nonprofit dedicated to connecting and supporting women in their entrepreneurial journeys. Ms. Newhouse currently serves on the board of directors of the Technology Association of Georgia, is a member of the Business Executives for National Security, and since April 2021, has served on the Board of Directors of the Sabre Corporation. She also serves on the executive board and is a member of the Women President Organization. Ms. Newhouse also serves on the Board of Directors of Girls Inc., a nonprofit organization that encourages all girls to be “Strong, Smart, and Bold.” Ms. Newhouse received her B.A. in Liberal Arts Science from Saint Leo College in 1986, she is a graduate of the Institute of Entrepreneurial Leadership program sponsored by John F. Kennedy University, and she received an Honorary Doctor of Philosophy from CICA International University.

Rashaun William has served as our Chief Financial Officer since December 1, 2023. Mr. Williams is a venture capitalist, family office investor and adjunct professor with over 150 investments under his belt and over 40 exits. Mr. Williams is currently a general partner in the MVP All-Star Fund, a late stage tech fund; a private equity investor out of his family office Value Investment Group and adjunct professor at Morehouse College. He co-founded venture capital fund Queensbridge Venture Partners where he was an early investor in companies like Robinhood, Coinbase, Casper, Ring, PillPack, Lyft & Dropbox. Over the last twenty years he has been primarily responsible for bringing capital to emerging, diverse and alternative markets while working at Wall Street firms such as Goldman Sachs, Wachovia Securities & Deutsche Bank. In 2007 he founded Dixsville Partners, a private equity fund investing in infrastructure development and mineral companies in West Africa. Mr. Williams has successfully started, invested in and exited several companies. With a passion for financial literacy and entrepreneurship Mr. Williams founded the Kemet Institute in 2001, a non-profit focused on providing free financial literacy, entrepreneurship and life skills classes to under-served communities and schools. In 2015 he was appointed to the Board of Trustees for Fisk University. He is a member of Kappa Alpha Psi, Inc. and summa cum laude graduate of Morehouse College.

Lauren Anderson has served as one of our directors since November 19, 2021. Since 2013, Ms. Anderson has served as the Chief Executive Officer of LC Anderson International Consulting. She previously held various leadership roles within the Federal Bureau of Investigation (“FBI”) over a nearly thirty-year career where she spearheaded investigations and operations, domestically and internationally, in 24 countries. Since February 2021, Ms. Anderson has served as an Independent Director for Imageware, a public biometrics technology company. Ms. Anderson has served an advisor to the U.S. Comptroller General at the Government Accountability Office on international security, intelligence, criminal justice, law enforcement, and women’s leadership and as an advisor with Stellar Solutions, a global-systems engineering service provider since January 2021. Ms. Anderson has an Honorary Doctorate of Humane Letters from LIM College and holds a B.A. in Psychology from Muhlenberg College. She has completed executive programs at each of Harvard Business School, Northwestern University’s Kellogg School of Management, Cambridge Judge Business School, and the George C. Marshall European Center for Security Studies in Garmisch, Germany. Ms. Anderson is well-qualified to serve on our Board because of her extensive experience in technology and cybersecurity sectors, and her leadership experience in the government.

Danelle Barrett has served as one of our directors since November 19, 2021. Since 2020, Ms. Barrett has served as a Principal at Deep Water Point, a government management consulting firm. From 2017 to 2019, Ms. Barrett served as the Navy Cyber Security Division Director and Deputy Chief Information Officer on the Chief of Naval Operations staff where she led the Navy’s strategic development and execution of digital and cyber security efforts, enterprise information technology improvements and cloud policy and governance for 700K personnel across a global network. From 2015 to 2017, Ms. Barrett served as the Director of Current Operations at U.S. Cyber Command. From 2020 to 2022, Ms. Barrett served as an Independent Director on the board of KVH Industries, Inc. Ms. Barrett has served as an Independent Director on the boards of Federal Home Loan Bank of New York since November 2020, and Protego Trust Bank, N.A. since February 2021. Ms. Barrett earned a B.A. in History from Boston University where she received her commission as an officer from the U. S. Naval Reserve Officer Training Corps. She holds Masters of Arts in Management and Human Resource Development from Webster University, a Master of Arts in National Security Strategic Studies, from U.S. Naval War College, and a Master of Science in Information Management from Syracuse University. Ms. Barrett is well-qualified to serve on our Board because of her extensive experience in the cybersecurity sector, and her leadership experience in the government.

Shawn Henry has served as one of our directors since November 19, 2021. Since April 2012, Mr. Henry has served as President of CrowdStrike Services and Chief Security Officer of CrowdStrike, Inc. (“CrowdStrike”), leading a world-class team of cybersecurity professionals in investigating and mitigating targeted attacks on corporate and government networks globally. Prior to joining CrowdStrike, from 1989 to 2012, Mr. Henry worked at the United States Federal Bureau of Investigation (the “FBI”), where he oversaw half of the FBI’s investigative operations, including all FBI criminal and cyber investigations worldwide, international operations, and the FBI’s critical incident response to major investigations and disasters. He also oversaw computer crime investigations spanning the globe and received the Presidential Rank Award for Meritorious Executive for his leadership in enhancing the FBI’s cyber capabilities. Henry lectures at leading universities and is a faculty member at the National Association of Corporate Directors. Mr. Henry has served on the Advisory Boards of the Georgetown University Law Center Cybersecurity Law Institute since 2016, DoControl since 2020, the Anti-Defamation League Center for Technology and Society since 2016, and the Hofstra University School of Engineering and Applied Science since 2012. Mr. Henry has served on the Board of the Global Cyber Alliance since 2015. Mr. Henry earned a Bachelor of Business Administration from Hofstra University and a Master of Science in Criminal Justice Administration from Virginia Commonwealth University. Additionally, Mr. Henry is a graduate of the Homeland Security Executive Leadership Program of the Naval Postgraduate School. Mr. Henry is well-qualified to serve on our Board because of his extensive experience in the cybersecurity sector, and his leadership and directorship experience.

Janice Bryant Howroyd has served as one of our directors since November 19, 2021. Since September 1978, Ms. Howroyd has served as the founder and chief executive officer of the ActOne Group, an international talent and technology enterprise focusing on employment and talent management solutions. Ms. Howroyd has served as a board member of the Los Angeles Economic Development Corporation, as well as the Women’s Business Enterprise National Counsel Global Business Committee, where she works to promote opportunities for women-owned businesses. Ms. Howroyd previously served on the Board of Advisors for the White House Initiative

on Historically Black Colleges and Universities during the Obama Administration. Ms. Howroyd also served on the Federal Communications Commission’s Advisory Committee on diversity and digital empowerment to encourage women and minorities to create digital enterprises. Ms. Howroyd received a B.A. in English from North Carolina A&T State University. Ms. Howroyd is well-qualified to serve on our Board because of her employment and talent management experience, as well as her extensive leadership roles within government entities.

Stacey Abrams has served as one of our directors since November 19, 2021. Ms. Abrams has served as the chief executive officer, chief financial officer and secretary of Sage Works Production, Inc. In addition, Ms. Abrams has served as the founder and executive director of Southern Economic Advancement Project since 2019. From 2007 to 2017, Ms. Abrams served as a State Representative of the Georgia General Assembly and as the minority leader from 2011 to 2017. She has been the chief executive officer of Sage Works, LLC since September 2002. She previously served as the chief executive officer of the Third Sector Development from August 1998 until March 2019, as a Senior Vice President of NOWaccount Network Corporation from 2010 to 2016 and as Secretary from 2012 to 2016. Ms. Abrams is also a New York Times best-selling author. Ms. Abrams received a B.A. in Interdisciplinary Studies from Spelman College, a Master of Public Affairs from the University of Texas Lyndon B. Johnson School of Public Affairs, and a J.D. from Yale University.

GOVERNANCE OF THE COMPANY

Our Board of Directors

Our board of directors consists of seven members and is divided into three classes with only one class of directors being elected in each year, and with each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. In accordance with the NYSE corporate governance requirements, we are not required to hold an annual meeting until one year after our first fiscal year end following our listing on the NYSE.

The term of office of the first class of directors, consisting of Lauren Anderson and Danelle Barrett, will expire at our first annual meeting of stockholders. The term of office of the second class of directors, consisting of Shawn Henry and Janice Bryant Howroyd, will expire at the second annual meeting of stockholders. The term of office of the third class of directors, consisting of Rashaun Williams, Phyllis Newhouse and Stacey Abrams will expire at the third annual meeting of stockholders.

Our officers are appointed by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint officers as it deems appropriate pursuant to our amended and restated certificate of incorporation, and our bylaws. Our bylaws provide that our officers shall consist of a Chief Executive Officer, Chief Financial Officer, and Secretary and may consist of a Chairman of the Board, President, Vice Presidents, Treasurer, Assistant Secretaries and such other offices as may be determined by the board of directors.

During 2022, there were four meetings of our board of directors. All of our directors attended at least 75% of the meetings held during 2022, with the exception of two of our directors. All directors are expected to attend meetings of the board of directors, meetings of the Committees upon which they serve and meetings of our stockholders absent cause.

Director Independence

The NYSE listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that Lauren Anderson, Danelle Barrett, Shawn Henry, and Janice Bryant Howroyd are “independent directors” as defined in the NYSE listing standards and applicable SEC rules.

Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Any affiliated transactions will be on terms no less favorable to us than could be obtained from independent parties. Our board of directors will review and approve all affiliated transactions with any interested director abstaining from such review and approval.

Audit Committee

We have established an audit committee of the board of directors Lauren Anderson, Janice Bryant Howroyd and Shawn Henry will serve as members of our audit committee. All members of our audit committee are independent of and unaffiliated with our sponsor and our underwriters.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

•        assisting board oversight of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) our independent registered public accounting firm’s qualifications and independence, and (4) the performance of our internal audit function and independent registered public accounting firm;

•        reviewing the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm and any other independent registered public accounting firm engaged by us;

•        pre-approving all audit and non-audit services to be provided by the independent registered public accounting firm or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•        reviewing and discussing with the independent registered public accounting firm all relationships the auditors have with us in order to evaluate their continued independence;

•        setting clear hiring policies for employees or former employees of the independent registered public accounting firm;

•        setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•        obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (1) the independent registered public accounting firm’s internal quality-control procedures and (2) any material issues raised by the most recent internal quality-control review, or peer review, of the independent registered public accounting firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•        meeting to review and discuss our annual audited financial statements and quarterly financial statements with management and the independent registered public accounting firm, including reviewing our specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”;

•        reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•        reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Financial Experts on Audit Committee

Each member of the audit committee is financially literate and our board of directors has determined that Shawn Henry qualifies as an “audit committee financial expert” as defined in applicable SEC rules and has accounting or related financial management expertise.

Nominating and Corporate Governance Committee

We have established a nominating and corporate governance committee. The members of our nominating and corporate governance are Shawn Henry, Danelle Barrett and Stacey Abrams.

The primary purposes of our nominating and corporate governance committee will be to assist the board in:

•        identifying, screening and reviewing individuals qualified to serve as directors and recommending to the board of directors candidates for nomination for election at the annual meeting of stockholders or to fill vacancies on the board of directors;

•        developing, recommending to the board of directors and overseeing implementation of our corporate governance guidelines;

•        coordinating and overseeing the annual self-evaluation of the board of directors, its committees, individual directors and management in the governance of the company; and

•        reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

The nominating and corporate governance committee is governed by a charter that complies with the rules of the NYSE.

Director Nominations

Our nominating and corporate governance committee will recommend to the board of directors candidates for nomination for election at the annual meeting of the stockholders. Prior to our initial business combination, the board of directors will also consider director candidates recommended for nomination by holders of our founder shares during such times as they are seeking proposed nominees to stand for election at an annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Prior to our initial business combination, holders of our public shares will not have the right to recommend director candidates for nomination to our board of directors.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Compensation Committee

We have established a compensation committee of the board of directors. Lauren Anderson, Danelle Barrett and Janice Bryant Howroyd serve as members of our compensation committee.

We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•        reviewing and making recommendations to our board of directors with respect to (or approving, if such authority is so delegated by our board of directors) the compensation, and any incentive-compensation and equity-based plans that are subject to board approval of all of our other officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•        producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, as indicated above, other than the payment to our sponsor of $10,000 per month, for up to 18 months or during any extension period, for office space, utilities and secretarial and administrative support and reimbursement of expenses, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate the consummation of an initial business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by the NYSE and the SEC.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, and in the past year has not served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors.

Board Member Attendance at Annual Meetings

We do not have a formal policy regarding Board attendance at our annual meetings, however, all of our directors are invited to the annual meeting. This will be our first annual meeting since our initial public offering.

Board Leadership Structure and Role in Risk Oversight

Our management is responsible for managing risks in our business, including developing processes to manage and monitor risks. The Board views its role as one of oversight. The Board focuses on understanding management’s risk management systems, the effectiveness of those systems, and the way in which management proactively manages risks. In addition, the Board utilizes the Audit Committee and the Compensation Committee to manage risks that arise under each committee’s area of focus.

Stockholder Communications with Directors

Persons wishing to write to our Board of Directors, or to a specified director or committee of the Board, should send correspondence to the Corporate Secretary at 125 Townpark Drive, Suite 300, Kennesaw, GA 30144. Electronic submissions of stockholder correspondence will not be accepted.

The Corporate Secretary will forward to the directors all communications that, in his or her judgment, are appropriate for consideration by the directors. Examples of communications that would not be appropriate for consideration by the directors include commercial solicitations and matters not relevant to the stockholders, to the functioning of the Board or to the affairs of the Company. Any correspondence received that is addressed generically to the Board of Directors will be forwarded to the Chairman of the Board.

Code of Ethics

We have adopted a code of ethics that applies to all of our executive officers, directors and employees. The code of ethics codifies the business and ethical principles that govern all aspects of our business.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation Discussion and Analysis

No executive officer has received any cash compensation for services rendered to us. Commencing on the date of our initial public offering through the acquisition of a target business or our liquidation of the trust account, we will pay our sponsor $10,000 per month for providing us with office space and certain office and secretarial services. However, this arrangement is solely for our benefit and is not intended to provide our officers or directors compensation in lieu of a salary. We may also pay consulting, finder or success fees to our initial stockholders, officers, directors or their affiliates for assisting us in consummating our initial business combination with such fee to be determined in an arms’ length negotiation based on the terms of the business combination.

Other than the $10,000 per month administrative fee, the payment of consulting, success or finder fees to our sponsor, officers, directors, or their affiliates in connection with the consummation of our initial business combination and the repayment of any loans made by our sponsor to us, no compensation or fees of any kind will be paid to our sponsor, members of our management team or their respective affiliates, for services rendered prior to or in connection with the consummation of our initial business combination (regardless of the type of transaction that it is). However, they will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of consulting, success or finder fees payable by us upon consummation of an initial business combination. Additionally, there is no limit on the amount of out-of-pocket expenses reimbursable by us; provided, however, that to the extent such expenses exceed the available proceeds not deposited in the trust account, such expenses would not be reimbursed by us unless we consummate an initial business combination.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to our stockholders. However, the amount of such compensation may not be known at the time of the stockholder meeting held to consider an initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8-K or a periodic report, as required by the SEC.

Director Compensation

None of our directors has received any cash compensation for services rendered to us. Our sponsor, executive officers and directors, or any of their respective affiliates are reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations.

After the completion of our initial business combination, members of our management team who remain with us may be paid consulting or management fees. All of these fees will be fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials or tender offer materials furnished to our stockholders in connection with a proposed business combination. We have not established any limit on the amount of such fees that may be paid to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed business combination, because the directors of the post-combination business will be responsible for determining executive officer and director compensation. Any compensation to be paid to our executive officers will be determined, or recommended to the board of directors for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our board of directors.

RELATED PARTY TRANSACTIONS

Founder Shares

On August 30, 2021, the Sponsor paid $25,000 in consideration for 9,833,333 Founder Shares. Up to 1,250,000 Founder Shares were subject to forfeiture by the Sponsor depending on the extent to which the underwriters’ over-allotment option is exercised. In November 2021, the Company effected a 1.0627119 for 1 stock split of the Class B common stock, so that the Sponsor owns an aggregate of 10,450,000 Founder Shares. Up to 1,190,000 of the Founder Shares would have been forfeited depending on the extent to which the underwriters’ over-allotment option is not exercised. Because of the underwriters’ full exercise of the over-allotment option on November 19, 2021, 1,190,000 shares were no longer subject to forfeiture.

The Sponsor has agreed not to transfer, assign or sell any of its Founder Shares until the earlier to occur of: (i) one year after the completion of the initial Business Combination; (ii) subsequent to the initial Business Combination, if the last reported sale price of the Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the initial Business Combination; and (iii) the date following the completion of the initial Business Combination on which the Company complete a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of its stockholders having the right to exchange their shares of common stock for cash, securities or other property (the “Lock-up”).

Promissory Note — Related Party

On August 30, 2021, the Sponsor agreed to loan the Company up to $300,000 to be used for a portion of the expenses of the IPO. Any drawdown under the loan were non-interest bearing, unsecured and were due at the earlier of March 31, 2022 or the closing of the IPO. As of September 30, 2023 and December 31, 2022, there was no borrowing under the note. The facility is no longer available to the Company subsequent to the IPO.

Due to Related Party

In connection with the IPO, the Sponsor had advanced to the Company an aggregate of approximately $29,000, of which approximately $24,000 was repaid to the Sponsor upon the closing of the IPO. As of September 30, 2023 and December 31, 2022, approximately $5,000, remained outstanding and is due on demand, and is included in the due to related party on the accompanying condensed balance sheets. In addition, as of September 30, 2023 and December 31, 2022, approximately $4,300 and $5,000, respectively, is outstanding for reimbursable expenses and is included in the due to related party on the accompanying condensed balance sheets. The due to related party balances as of September 30, 2023 and December 31, 2022, also includes approximately $79,000 and $18,000 respectively, of administrative fees (see below).

Working Capital Loans

In order to finance transaction costs in connection with an intended Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (the “Working Capital Loans”). If the Company completes the initial Business Combination, the Company may repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans may be repaid only out of funds held outside the Trust Account. In the event that the initial Business Combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay the Working Capital Loans but no proceeds from the Trust Account would be used to repay the Working Capital Loans. Up to $1,500,000 of such Working Capital Loans may be convertible into units of the post-Business Combination entity at a price of $10.00 per unit at the option of the lender. The units would be identical to the Private Units. As of September 30, 2023 and December 31, 2022, the Company had no borrowings under the Working Capital Loans.

Administrative Service Fee

On November 16, 2021, the Company entered into an agreement with the Sponsor, pursuant to which the Company agreed to pay the Sponsor a total of $10,000 per month for office space, secretarial and administrative services through the earlier of consummation of the initial Business Combination and the Company’s liquidation. For the three and nine months ended September 30, 2023, the Company incurred expenses of $30,000 and $90,000, respectively, of services under this agreement and is included in the general and administrative expenses on the accompanying unaudited condensed statements of operations. For the three and nine months ended September 30, 2022, the Company incurred expenses of $30,000 and $90,000, respectively, of services under this agreement and is included in the general and administrative expenses on the accompanying condensed statement of operations. As of September 30, 2023 and December 31, 2022, the Company had approximately $79,000 and $18,000, respectively, outstanding for services in connection with such agreement and is included in the due to related party on the accompanying condensed balance sheets.

Any of the foregoing payments to our sponsor, repayments of loans from our sponsor or repayments of working capital loans prior to our initial business combination will be made using funds held outside the trust account.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the proxy solicitation or tender offer materials, as applicable, furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a stockholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

Policy for Approval of Related Party Transactions

The audit committee of our board of directors has adopted a policy setting forth the policies and procedures for its review and approval or ratification of “related party transactions.” A “related party transaction” is any consummated or proposed transaction or series of transactions: (i) in which the company was or is to be a participant; (ii) the amount of which exceeds (or is reasonably expected to exceed) the lesser of $120,000 or 1% of the average of the company’s total assets at year end for the prior two completed fiscal years in the aggregate over the duration of the transaction (without regard to profit or loss); and (iii) in which a “related party” had, has or will have a direct or indirect material interest. “Related parties” under this policy will include: (i) our directors, nominees for director or executive officers; (ii) any record or beneficial owner of more than 5% of any class of our voting securities; (iii) any immediate family member of any of the foregoing if the foregoing person is a natural person; and (iv) any other person who maybe a “related person” pursuant to Item 404 of Regulation S-K under the Exchange Act. Pursuant to the policy, the audit committee will consider (i) the relevant facts and circumstances of each related party transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party, (ii) the extent of the related party’s interest in the transaction, (iii) whether the transaction contravenes our code of ethics or other policies, (iv) whether the audit committee believes the relationship underlying the transaction to be in the best interests of the company and its stockholders and (v) the effect that the transaction may have on a director’s status as an independent member of the board and on his or her eligibility to serve on the board’s committees. Management will present to the audit committee each proposed related party transaction, including all relevant facts and circumstances relating thereto. Under the policy, we may consummate related party transactions only if our audit committee approves or ratifies the transaction in accordance with the guidelines set forth in the policy. The policy will not permit any director or executive officer to participate in the discussion of, or decision concerning, a related person transaction in which he or she is the related party.

PROPOSAL 1:
ELECTION OF DIRECTORS

Our Board of Directors is divided into three classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. The term of office of the first class of directors, consisting of Lauren Anderson and Danelle Barrett, will expire at this annual meeting of stockholders. The term of office of the second class of directors, consisting of Shawn Henry and Janice Bryant Howroyd, will expire at the second annual meeting of stockholders. The term of office of the third class of directors, consisting of Rashaun Williams, Phyllis Newhouse and Stacey Abrams will expire at the third annual meeting of stockholders.

The Board nominated, approved and recommended the current Class I Directors of our Board for re-election. The nominee has consented to being named herein and has indicated his intention to serve as our director, if elected. The Board has no reason to believe that the nominee would be unable or unwilling to serve if elected. Unless authority to do so is withheld, the persons named as proxies will vote the shares represented by such proxies for the election of the named director nominee. In case any of the nominee becomes unavailable for election to the Board the persons named as proxies will have full discretion and authority to vote or refrain from voting for any other nominees in accordance with their judgment. The Board nominee, if elected, will serve until the 2026 annual meeting of stockholders or until his successor is duly elected and qualified.

Biographical information for our directors is provided above in the section entitled “Information About Directors and Executive Officers.”

Vote Required and Recommendation of the Board of Directors

A plurality of the eligible votes cast is required to elect director nominees, and as such, the nominee who receives the greatest number of votes cast by stockholders, entitled to vote at the meeting, will be elected. A nominee who receives a plurality means he or she has received more votes than any other nominee for the same director’s seat. Broker non-votes will have no effect on this proposal. The Board recommends that stockholders vote FOR the nominee for election to our Board of Directors.

PROPOSAL 2:
TO RATIFY THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected WithumSmith+Brown, PC (“Withum”), Withum, as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2023. Our stockholders are being asked to ratify this appointment. In the event that ratification of this selection of auditors is not approved by the stockholders, we will reassess our selection of auditors. Representatives of Withum are expected to be present at the Annual Meeting, will be available to respond to appropriate questions, and will have the opportunity to make a statement at the Annual Meeting.

The following is a summary of fees paid or to be paid to Withum for services rendered.

Withum, acts as our independent registered public accounting firm. The following is a summary of fees paid or to be paid to Withum for the for the fiscal year ended December 31, 2022 and the period May 20, 2021 (inception) through December 31, 2021.

	Fiscal Year Ended December 31, 2022	Period from May 20, 2021 (inception) through December 31, 2021
Audit Fees	$102,320	$69,010
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$102,320	$69,010

Audit Fees.    Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Withum in connection with regulatory filings.

Audit-Related Fees.    Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees.    Tax fees consist of fees billed for tax planning services and tax advice. The board of directors must specifically approve all other tax services.

All Other Fees.    Other services are services provided by the independent registered public accounting firm that do not fall within the established audit, audit-related, and tax services categories. The board of directors preapproves specified other services that do not fall within any of the specified prohibited categories of services.

Pre-Approval Policy

All of the foregoing services were pre-approved by our audit committee. Our audit committee will pre-approve all audit services and permitted non-audit services to be performed by our independent registered public accounting firm, including the fees and terms of the services to be performed.

Vote Required and Recommendation of the Board of Directors

The approval of Proposal 2 requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal. The Board recommends that stockholders vote FOR the ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

AUDIT COMMITTEE REPORT

The Audit Committee assists the Board of Directors with its oversight responsibilities regarding the Company’s financial reporting process. The Company’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements and the reporting process, including the Company’s accounting policies, internal control over financial reporting and disclosure controls and procedures. WithumSmith+Brown, PC, the Company’s independent registered public accounting firm, is responsible for performing an audit of the Company’s financial statements.

We have reviewed and discussed with management and WithumSmith+Brown, PC the Company’s audited financial statements. We discussed with WithumSmith+Brown, PC the overall scope and plans of their audit. We met with WithumSmith+Brown, PC, with and without management present, to discuss the results of its examinations, its evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

With regard to the fiscal year ended December 31, 2022, the Audit Committee (i) reviewed and discussed with management the Company’s audited financial statements as of December 31, 2022, and for the year then ended; (ii) discussed with WithumSmith+Brown, PC the matters required by Public Company Accounting Oversight Board (PCAOB) and the Securities and Exchange Commission; (iii) received the written disclosures and the letter from WithumSmith+Brown, PC required by applicable requirements of the PCAOB regarding WithumSmith+Brown, PC’s communications with the Audit Committee regarding independence; and (iv) discussed with WithumSmith+Brown, PC their independence.

Based on the review and discussions described above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the Securities and Exchange Commission.

Lauren Anderson

Janice Bryant Howroyd

Shawn Henry

PROPOSAL 3:
THE FOUNDER SHARE AMENDMENT PROPOSAL

The Company is proposing to amend its Charter to allow the Company to provide for the right of a holder of the Company’s Class B common stock to convert such Class B common stock into Class A common stock on a one-for-one basis at any point prior to the closing of an initial business combination at the election of the holder.

Upon conversion of the Class B common stock to Class A common stock, such Class A common stock converted from Class B common stock will not be entitled to receive funds from the Trust Account through redemptions or otherwise pursuant to the terms of the Letter Agreement, dated November 16, 2022, by and among the Company, the Sponsor and each of the executive officers and directors of the Company (the “Letter Agreement”). Additionally, the Class A common stock converted from Class B common stock will be subject to all of the restrictions applicable to Class B common stock under the terms of the Letter Agreement, including the prohibition on transferring, assigning or selling Class B common stock until the earlier to occur of: (A) one (1) year after the completion of an initial business combination and (B) subsequent to the completion of an initial business combination, (x) if the closing price of the Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any twenty (20) trading days within any thirty (30)-trading day period commencing at least one hundred fifty (150) days after the initial business combination, or (y) the date on which the Company completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of the Company’s public shareholders having the right to exchange their common stock for cash, securities or other property.

A copy of the proposed amendment to the Charter is attached to this proxy statement as Annex A.

Reasons for the Founder Share Amendment Proposal

The Company’s Charter provides that the Class B common stock automatically converts into Class A common stock on a one-for-one basis, concurrently with or immediately following the consummation of a business combination. The purpose of the Founder Share Amendment Proposal is to provide the holders of Class B Common Stock with the flexibility to assist the Company in meeting the initial listing requirements of the Nasdaq or other exchange for its Class A Common Stock and if necessary or desirable, if listed on the Nasdaq or other exchange, to meet the continued listing standards in connection with the consummation of an initial business combination. The Class B Common Stock held by our initial shareholders do not currently count toward the calculations of market value or number of publicly held shares under the Nasdaq initial listing or continued listing standards but the Class A Common Stock issuable upon conversion of such Class B Common Stock may.

Notwithstanding conversion of Class B Common Stock into Class A Common Stock, the holders of such converted shares will not be entitled to receive any monies held in the trust account as a result of their ownership of any Class A Common Stock.

If the Founder Share Amendment Proposal is Not Approved

If the Founder Share Amendment Proposal is not approved, the holders of Class B Common Stock will not be permitted to convert such shares of Class B Common Stock into shares of Class A Common Stock before the completion of an initial business combination.

If the Founder Share Amendment Proposal Is Approved

If the Founder Share Amendment Proposal is approved, the Company will file the amendment to the Charter with the Secretary of the State of Delaware in the form of Annex A hereto to effectuate the Founder Share Amendment.

Required Vote

The affirmative vote by holders of a majority of the Company’s outstanding shares of common stock is required to approve the Founder Share Amendment Proposal. If you do not vote, you abstain from voting or you fail to instruct your broker or other nominee as to the voting of shares you beneficially own (“broker non-votes”), your action will have the same effect as an “AGAINST” vote on the Founder Share Amendment Proposal.

If you do not want the Founder Share Amendment Proposal approved, you must abstain, not vote, or vote “AGAINST” the Founder Share Amendment Proposal. You will not be entitled to redeem your public shares for cash in connection with the Founder Share Amendment Proposal whether or not you vote on the Founder Share Amendment Proposal, and regardless of how you vote.

Our Sponsor, the Representatives and all of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Founder Share Amendment Proposal. On the record date, our Sponsor, the Representatives, directors and officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 11,800,000 shares, of which 1,350,000 are Class A common stock and 10,450,000 are Class B common stock, representing approximately 85.6% of the Company’s issued and outstanding shares of common stock. Our Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Founder Share Amendment Proposal.

Recommendation of the Board

After careful consideration of all relevant factors, our Board has determined that the Founder Share Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Founder Share Amendment Proposal.

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Founder Share Amendment Proposal.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor and certain executive officers and directors of the Company, and their affiliates, have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        If an initial business combination is not completed, the Company will be required to dissolve and liquidate. In such event, the 10,450,000 Founder Shares currently held by the initial stockholders, which were acquired prior to the IPO will be worthless because such holders have agreed to waive their rights to any liquidation distributions. The Founder Shares were purchased for an aggregate purchase price of $25,000 and had an aggregate market value of approximately $111,815,000 based on the closing price of $10.70 per share of the Company’s Common Stock on the NYSE as of December 1, 2023.

•        If an initial business combination is not completed, an aggregate of 1,350,000 Private Placement Units purchased by the Sponsor in the Private Placement for a total purchase price of $13,500,000, will be worthless. Each unit consists of one private placement share and one-half of one private placement warrant, and each private placement warrant is exercisable to purchase one share of Class A Common Stock at a price of $11.50 per share, subject to adjustment as provided therein. The Private Placement Units had an aggregate market value of approximately $14,465,250 based on the closing price of $10.70 per share of the Company’s Common Stock and $0.03 per warrant on the NYSE as of December 1, 2023.

•        The Sponsor has agreed that it will indemnify and hold harmless the Company against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) to which the Company may become subject as a result of any claim by (i) any third party for services rendered or products sold to the Company, or (ii) a prospective target business with which the Company has entered into an acquisition agreement; provided, however, that such indemnification of the Company by the Indemnitor shall apply only to the extent necessary to ensure that such claims by a third party for services rendered (other than the Company’s independent public accountants) or products sold to the Company or a target do not reduce the amount of funds in the Trust Account to below the lesser of (i) $10.20 per Public Share or (ii) such lesser amount per Public Share held in the Trust Account due to reductions in the value of the trust assets as of the date of the liquidation of the Trust Account, in each case, net of the amount of interest earned on the property in the Trust Account which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account (whether or not such agreement is enforceable) and as to any claims under the Company’s indemnity of the underwriters against certain liabilities, including liabilities under the Securities Act.

•        Because of these interests, the Company’s initial stockholders could benefit from the completion of a business combination that is not favorable to its public stockholders and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to public stockholders rather than liquidate. For example, if the share price of the Company’s Common Stock declined to $5.00 per share after the close of the business combination, Company’s public stockholder that purchased shares in the initial public offering, would have a loss of $5.00 per share, while Company’s Sponsor would have a gain of $4.99 per share because it acquired the Founder Shares for a nominal amount. In other words, Company’s initial stockholders can earn a positive rate of return on their investment even if public stockholders experience a negative rate of return in the post-combination company.

•        All rights specified in the Company’s charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a Business Combination. If a Business Combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions.

•        All of the current members of our Board are expected to continue to serve as directors at least through the date of the stockholder meeting to approve a Business Combination and some are expected to continue to serve following a Business Combination as discussed above and receive compensation thereafter.

•        The Company’s executive officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to obtain the Extension and consummate a Business Combination, they will not have any claim against the Trust Account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if a Business Combination is not completed.

•        approximately $126,260,000 (based on the closing price of $10.70 per share of the Company’s Common Stock on the NYSE as of December 1, 2023) of the 10,450,000 Founder Shares and 1,350,000 shares of Class A common stock that are a constituent security of the Private Placement Units the Sponsor holds;

•        approximately $47,025 (based on the closing price of $0.03 per public warrant on the NYSE as of           , 2023) of the 15,675,000 warrants (15,000,000 public warrants and 675,000 warrants that are constituent security of the Private Placement Units the Sponsor holds); and

•        the $10,000 monthly administrative fee payable to the Sponsor under the administrative support agreement. As of September 30, 2023 there is an accrued and unpaid balance of $79,000 owed to the Sponsor.

PROPOSAL 4:

THE TRUST AMENDMENT PROPOSAL

Overview

The Trust Amendment Proposal, if adopted, will allow to allow Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of consummation of a business combination and liquidation of the Company.

A copy of the proposed amendment to the Trust Agreement is attached to this proxy statement as Annex B.

Reasons for the Trust Amendment Proposal

With respect to the regulation of special purpose acquisition companies (“SPACs”) like the Company, on March 30, 2022, the SEC issued proposed rules relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The proposal is consistent with less formal positions recently taken by the staff of the SEC. To mitigate the risk of being viewed as operating an unregistered investment company, the Company is proposing the Trust Amendment Proposal, and if the Trust Amendment Proposal is approved, the Company will instruct Continental Stock Transfer & Trust Company to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of consummation of a Business Combination and liquidation of the Company. Interest on such deposit account is currently approximately 2.5 – 3% per annum, but such deposit account carries a variable rate, and we cannot assure you that such rate will not decrease or increase significantly.

If the Trust Amendment Proposal is Not Approved

If the Trust Amendment Proposal is not approved by our stockholders, the Company will not be able to amend the Trust Agreement and the Company may become subject to regulation under the Investment Company Act.

If the Trust Amendment Proposal Is Approved

If the Trust Amendment Proposal is approved by our stockholders, the Company will instruct Continental Stock Transfer & Trust Company to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of consummation of a Business Combination and liquidation of the Company.

Vote Required for Approval

The approval of the Trust Amendment Proposal requires the affirmative vote of the sixty-five percent of the votes cast by stockholders represented in person or by proxy at the Annual Meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote and broker non-votes will have no effect on the outcome of any vote on the Trust Amendment Proposal. Abstentions will be counted as votes against the proposal.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Trust Amendment Proposal.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

A copy of our 2022 Annual Report on Form 10-K has been mailed concurrently with this proxy statement to stockholders entitled to notice of and to vote at the Annual Meeting, provided that we have not included the exhibits to the Form 10-K. We will provide copies of these exhibits without cost upon request by eligible stockholders. Requests for copies of such exhibits should be mailed to ShoulderUp Technology Acquisition Corp. , 125 Townpark Drive, Suite 300, Kennesaw, GA 30144, Attention: Corporate Secretary.

OTHER PROPOSED ACTION

Our Board of Directors does not intend to bring any other matters before the Annual Meeting, nor does it know of any matters which other persons intend to bring before the Annual Meeting. If, however, other matters not mentioned in this proxy statement properly come before the Annual Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the Board of Directors.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are the Company’s stockholders may be “householding” our proxy materials. A single copy of the proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the proxy materials, please (1) notify your broker, or (2) direct your written request to ShoulderUp Technology Acquisition Corp., 125 Townpark Drive, Suite 300, Kennesaw, GA 30144; Attention: Corporate Secretary. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their brokers. In addition, upon written request to the address set forth above, we will promptly deliver a separate copy of the proxy materials to any stockholder at a shared address to which a single copy of the documents was delivered.

STOCKHOLDER PROPOSALS AND SUBMISSIONS

In order to be eligible for inclusion in our proxy statement and form of proxy for our next Annual Meeting, a proposal of a stockholder, including the submission of a stockholder nominee for election to our Board of Directors, must be received at our principal executive offices located in Kennesaw, GA no later than August 30, 2024. For any proposal that a stockholder wishes to propose for consideration at our next Annual Meeting but does not wish to include in the proxy materials for that meeting, our Bylaws require a notice of the proposal to be delivered not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Corporation. The notice of the proposal also must comply with the content requirements for such notices set forth in our Bylaws.

Whether or not you expect to be present at the Annual Meeting, please sign and return the enclosed proxy promptly. Your vote is important. If you are a stockholder of record and attend the Annual Meeting and wish to vote in person, you may withdraw your proxy at any time prior to the vote.

By Order of the Board of Directors,
SHOULDERUP TECHNOLOGY ACQUISITION CORP.
/s/ Phyllis Newhouse
Phyllis Newhouse
Chairman and Chief Executive Officer
Philadelphia, Pennsylvania
December 14, 2023

Annex A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
SHOULDERUP TECHNOLOGY ACQUISITION CORP.

Pursuant to Section 242 of the
Delaware General Corporation Law

ShoulderUp Technology Acquisition Corp., a corporation organized and existing under the by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

1.      The name of the corporation is ShoulderUp Technology Acquisition Corp. The corporation was originally incorporated pursuant to the DGCL on May 20, 2021, under the name of ShoulderUp Technology Acquisition Corp.

2.      The date of filing of the corporation’s original Certificate of Incorporation with the Secretary of State of the State of Delaware was May 20, 2021, and the date of filing the corporation’s Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware was November 19, 2021.

3.      The Board of Directors of the corporation has duly adopted resolutions setting forth proposed amendments to the Certificate of Incorporation of the corporation (as amended and restated prior to the date hereof), declaring said amendment to be advisable and in the best interests of the corporation and its stockholders and authorizing the appropriate officers of the corporation to solicit the consent of the stockholders therefor, which resolutions setting forth the proposed amendment are substantially as follows:

RESOLVED, that Section 4.3(b)(i) of Article IV of the Amended and Restated Certificate of Incorporation of the corporation is amended and restated to read in its entirety as follows:

“Shares of Class B Common Stock shall be convertible into shares of Class A Common Stock on a one-for-one basis (the “Initial Conversion Ratio”) at any time and from time to time at the election of the holder thereof or automatically concurrently with or immediately following the closing of the Business Combination.”

4.      That thereafter, said amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL by written consent of stockholders holding the requisite number of shares required by statute given in accordance with and pursuant to Section 228 of the DGCL.

IN WITNESS WHEREOF, the corporation has caused this Certificate of Amendment to be signed this day of               , 2023.

Phyllis Newhouse
Chief Executive Officer and Director

Annex A-1

Annex B

PROPOSED AMENDMENT NO. 2
TO THE
TRUST AGREEMENT

THIS AMENDMENT NO. 2 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of _______, 2023, by and between ShoulderUp Technology Acquisition Corp, a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Original Agreement (as defined below).

WHEREAS, on November 19, 2023 the Company consummated its initial public offering of units of the Company (the “Units”), each of which is composed of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and one-half of one redeemable warrant, each whole warrant entitling the holder thereof to purchase one share of Class A Common Stock of the Company (such initial public offering hereinafter referred to as the “Offering”);

WHEREAS, $270,300,000 of the gross proceeds of the Offering and sale of the private placement warrants were delivered to the Trustee to be deposited and held in the segregated Trust Account located in the United States for the benefit of the Company and the holders of shares of Class A Common Stock included in the Units issued in the Offering pursuant to the Investment Management Trust Agreement made effective as of November 16, 2023 by and between the Company and the Trustee (the “Original Agreement”); and

WHEREAS, the parties desire to amend the Original Agreement to, among other things, reflect the amendment to the Original Agreement contemplated by the Trust Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       Amendments to Trust Agreement

(a)            Sections 1(c) of the Original Agreement are hereby amended and restated to read in their entirety as follows:

1.           Agreements and Covenants of Trustee. The Trustee hereby agrees and covenants to:

(c) In a timely manner, upon the written instruction of the Company, i) hold funds uninvested, ii) hold funds in an interest-bearing bank demand deposit account, or iii) invest and reinvest the Property in solely United States government securities within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, having a maturity of 185 days or less, or in money market funds meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended (or any successor rule), which invest only in direct U.S. government treasury obligations, as determined by the Company; the Trustee may not invest in any other securities or assets, it being understood that the Trust Account will earn no interest while account funds are uninvested awaiting the Company’s instructions hereunder and while invested or uninvested, the Trustee may earn bank credits or other consideration.

2.       Miscellaneous Provisions.

(a)         Entire Agreement. The Original Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

Signatures on following page.

Annex B-1

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

CONTINENTAL STOCK TRANSFER AND TRUST COMPANY, as Trustee
By:
Name:
Title:
ShoulderUp Technology Acquisition Corp.
By:
Name:	Phyllis Newhouse
Title:	Chief Executive Officer

Annex B-2

1. Proposal No. 1 – Election of Directors Proposal – To elect the following nominees to serve as Class I Directors, to serve until the 2026 annual meeting of stockholders of the Company or until such person’s successor is qualified and elected. Laura Anderson Danelle Barret SHOULDERUP TECHNOLOGY ACQUISITION CORP. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. 185157 ShoulderUp Tech Acq. Corp. Proxy Card Rev2 Front YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet - QUICK EASY FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED CONTROL NUMBER Signature Signature, if held jointly Date , 2023 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. PROXY CARD THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4. Please mark your votes like this FOR WITHHOLD INTERNET www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend the annual meeting, visit: https://www.cstproxy.com/ shoulderupacquisition/am2023 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on December 27, 2023. 4. Proposal No. 4 – The Trust Amendment Proposal – To amend the Company’s investment management trust agreement to allow to allow Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, to maintain the funds in the trust account in cash in an interest-bearing demand deposit account at a bank until the earlier of consummation of a business combination and liquidation of the Company. FOR AGAINST ABSTAIN 2. Proposal No. 2 – Appointment of Independent Registered Public Accounting Firm Proposal – To ratify the appointment of WithumSmith Brown, PC as the Company’s independent registered public accounting firm for the year ending December 31, 2023. FOR AGAINST ABSTAIN 3. Proposal No. 3 – The Founder Share Amendment Proposal – To amend the Company’s Amended and Restated Certificate of Incorporation in the form set forth in Annex A of the accompanying proxy statement to allow for the right of a holder of Class B common stock of the Company to convert its shares of Class B common stock into shares of Class A common stock on a one-to-one basis at any time and from time to time at the election of the holder. FOR AGAINST ABSTAIN

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders To view the Proxy Statement and to Attend the Annual Meeting, please go to: https://www.cstproxy.com/shoulderupacquisition/am2023 The undersigned appoints Phyllis Newhouse and Rashaun Williams as proxy, with the power to appoint their substitute, and authorizes them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of ShoulderUp Technology Acquisition Corp. held of record by the undersigned at the close of business on December 12, 2023, at the Annual Meeting of Stockholders of ShoulderUp Technology Acquisition Corp. to be held on December 28, 2023 at 10:00 a.m. Eastern time, or at any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1, PROPOSAL 2, PROPOSAL 3, AND PROPOSAL 4, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued and to be marked, dated and signed on the other side) FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED THIS PROXY IS SOLICITED ON BEHA LF OF THE BOARD OF DIRECTORS SHOULDERUP TECHNOLOGY ACQUISITION CORP. PROXY CARD